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                                                                      EXHIBIT 23


                     CONSENT OF INDEPENDENT ACCOUNTANTS


We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 (No. 333-53185) of Apex Silver Mines Limited to our report dated March 24, 1999 appearing on page F-2 of this Form 10-K.

PRICEWATERHOUSECOOPERS LLP

Denver, Colorado
March 26, 1999